Ex-10.6

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT made as of the 1st day of November, 1985 by and between THE TRUSTCOMPANY BANCORPORATION, a New Jersey corporation (the "Holding Company"), THE TRUST COMPANY OF NEW JERSEY, a New Jersey chartered bank (the "Bank") (collectively the "Company"), and SIGGI B. WILZIG (the "Employee").

         1.0 BACKGROUND AND PURPOSE.--

         1.1 Employee has been employed by the Bank as its chairman, president and chief executive officer pursuant to an employment agreement with a term ending April 30, 1989, and in that capacity Employee has performed various executive and administrative duties. In November 1985, after the commencement of operations of the Holding Company and its acquisition of the Bank, the boards of directors of the Holding Company and the Bank agreed in principle to extend Employee's term of employment with the Bank and to grant him certain options, in order to secure his services for the Holding Company as its chief executive officer and provide further incentive for Employee to remain with the Company and to cause its further growth.

         1.2 Employee makes this Agreement in consideration of his continued employment by the Bank, his employment by the Company and the salary and other consideration paid and to be paid to him as a result of his employment.

         1.3 Employee and the Company desire by this Agreement

             (a) to provide for Employee's continued employment by the Company;

             (b) to be set forth the rights and obligations of the Company and Employee in the event that Employee's employment shall be terminated for any reason; and

             (c) to protect the Company's legitimate competitive interests both during and after the term of Employee's employment.

         2.0 AGREEMENT TO EMPLOY.--

         2.1 The Bank and the Holding Company each hereby agrees to employ Employee as its chairman of the board and chief executive officer and, when designated by either board of directors, its president, and the Employee hereby agrees to serve each of the Bank and the Holding Company in such capacities, subject to the terms and conditions of this Agreement.

         2.2 (a) The board of directors of the Holding Company each year shall nominate Employee to serve as a director of the Holding Company, and recommend his election to its shareholders.

             (b) The board of directors of the Holding Company shall also elect Employee as its chairman of the board and chief executive officer and nominate and elect him as a director of the bank. If the shareholders do not elect Employee a director of the Holding Company, he shall be elected president of the Holding Company and the holder of such office shall be designated the chief executive officer of the Holding Company.

             (c) The board of directors of the Bank shall elect Employee each year as its chairman of the board and chief executive officer.

         2.3 If the board of directors of the bank or the Holding Company shall breach any of its obligations pursuant to this Section 2.0, Employee shall be entitled to discontinue service to the Company hereunder and receive as liquidated damages all amounts to which he is entitled pursuant to Sections 5.0 and 7.0 hereunder for the full term thereof.

         3.0 TERM. -- The term of employment under this Agreement shall be for a period of seven years and six months, beginning as of the date hereof and ending on April 30, 1993, unless sooner terminated pursuant to the provisions of
Section 7.0 hereof.

         4.0 DUTIES.--

         4.1 Employee shall serve as chairman of the board, chief executive officer and, if designated by either board, president of the Bank and the Holding Company, with all responsibilities, powers and duties as are usual and customary to one holding such offices, and with such additional responsibilities, powers and duties consistent with such offices as may be assigned to him from time to time by the board of directors of either the Bank or the Holding Company.

         4.2 During the term of his employment, Employee shall devote substantially all of his business time, attention, expertise and efforts to the business and affairs of the Com-pany, Employee shall, however, be entitled (a) to continue to serve as a consultant to Wilshire Oil Company of Texas, (b) to serve as a consultant to other entities, if such service is approved in advance by the boards of directors of the Holding Company and the Bank, (c) to serve as a director of other public corporations, if such service is approved in advance by the boards of directors of the Holding Company and the Bank and (d) to pursue private investments and other opportunities, provided that such private investments and other opportunities do not, in the opinion of the boards of directors of the Holding Company and the Bank, conflict with his duties hereunder.

         5.0 COMPENSATION; STOCK OPTION; BENEFIT.--

         5.1. SALARY.-- As partial consideration for the services rendered by Employee pursuant to this Agreement as an employee of the Company, the Company shall pay to Employee an annual base salary at a rate of not less than $200,000 per year, with Employee's actual salary to be determined by the boards of directors from time to time. Such salary shall be payable in equal bi-weekly installments, or at such other frequency as shall be consistent with the Company's practices with other executive employees. It is understood that, as of the date hereof, Employee's principal duties will be for the Bank and that the Bank will pay all amounts due to Employee hereunder until the boards of directors of the Holding Company and the Bank determine that Employee's efforts on behalf of the Holding Company make it appropriate for the Holding Company to share in such payment.

         5.2 BONUS.-- In further consideration for Employee's services rendered pursuant to this Agreement, the Company may pay to Employee such bonuses as the boards of directors of the Holding Company and the Bank may individually determine from time to time are appropriate, based upon such factors as each board of directors from time to time may consider relevant, including, but not limited to, the profitability, performance or growth of the Company and the Employee's contribution thereto.

         5.3 STOCK OPTION.-- In further consideration for Employee's services rendered pursuant to this Agreement, the board of directors of the Holding Company shall, subject to shareholder ratification and approval, grant Employee an option to acquire 53,000 shares of the Common Stock of the Holding Company upon the terms and conditions, and in the form, of Exhibit A annexed hereto and made a part thereof.

         5.4 BENEFITS.-- (a) Employee shall be entitled to participate in any retirement, pension or profit-sharing program and other fringe benefit programs of the Company in the same manner and on the same basis as other executive employees of the Company, except as otherwise provided in this Agreement. In addition, Employee's medical insurance and hospitalization shall be extended throughout the consulting term described in Section 6.0.

             (b) The Company will continue to provide the Employee with a $2,000,000 life insurance policy payable to Employee's heirs. By its terms, the Company shall be reimbursed on Employee's death for premiums paid.

             (c) The Company shall also provide Employee with 5 weeks per year of paid vacation, to be taken at such times as may be mutually convenient to and agreed upon by the Employee and the Company.

         5.5 OFFICES.-- The Company shall provide the Employee with office space at the principal office of the Company suitable to a chief executive, and appropriate personnel to assist him, including but not limited to a secretary and administrative assistant. The assistance described above shall also be provided to Employee if needed in his opinion to perform consulting services during the consulting term.

         5.6 EXPENSES.-- Employee shall be entitled to reimbursement of all travel and other expenses reasonably incurred by him in the performance of his duties as an employee of consultant.

         6.0 CONSULTING.--

         6.1 ENGAGEMENT.-- Commencing after the end of the term of his employment set forth in section 3.0 or upon the earlier termination of his employment pursuant to section 7.4, the Company hereby engages Employee, and Employee agrees to serve, as a consultant to the Company. Employee shall provide advice to the Company as a consultant on matters relating to the banking business in New Jersey, at such times and places as shall be mutually agreed upon by the parties from time to time and consistent with permitting Employee to engage in his chosen post-employment activities, as well as to take such trips and vacations as he may desire. It is anticipated that Employee will be able to perform all required consulting work by telephone. No travel may be required of Employee under this Section 6.0. During the period specified in Section 6.2, Employee shall be free to locate his residence and any other business activities in any place he chooses, so long as he gives the Company notice of a location where he regularly may be reached by telephone.

         6.2. CONSULTING TERM.--Employee shall remain available to provide such consulting services to the Company for a term of three years after the termination of his employment referred to in section 6.1, except that Employee shall be excused from providing such services if he is temporarily disabled from time to time and in the event of his permanent disability or upon his death.

         6.3. FEES.--Employee shall not be entitled to any separate fee for his consulting services hereunder beyond the other consideration provided to Employee under this Agreement.

         7.0. TERMINATION OF EMPLOYMENT.--

         7.1. TERMINATION FOR CAUSE.--Notwithstanding the provisions of Section 3.0, Employee's employment may be terminated for cause upon 3 months prior written notice to Employee from the Company. Such notice shall state the basis for the deter-mination that such cause for termination exists. Termination for "cause" shall mean termination by the Company on the following grounds only: (i) willful and material fraud, misappropriation or embezzlement by Employee relating to the business or property of the Company; or (ii) Employee's conviction of any crime committed within the scope of his employment by the Company which constitutes a felony in the jurisdiction involved. In the event of termination for cause, the Companmy shall pay to Employee the salary he otherwise would have received up through the date of termination only; provided, however, that the Company shall have the right at any time to pay Employee his full salary for the notice period and to terminate Employee's employment upon the serving of the notice described above and payment of his salary for such 3 month period.

         7.2. TERMINATION UPON DEATH.--Employee's employment shall be terminated upon Employee's death. In such event, the Compamy shall pay to Employee's estate the termination compensation set forth in Section 7.5.

         7.3. TERMINATION UPON DISABILITY.-- If Employee is unable to perform his normal duties for a period of 200 consecutive business days or for 300 business days in any period of 400 consecutive business days, and remains so disabled thereafter as to be unable to continue to perform his duties under this Agreement, the Company at its option may terminate his employment. In such event, the Company shall pay to the Employee the termination compensation set forth in Section 7.5.

         7.4. VOLUNTARY TERMINATION.--Employee shall have the option voluntarily to terminate his employment at any time after April 30, 1991 and before April 30, 1993 upon at least 3 months prior written notice to the Company; provided, however, that he shall thereupon be entitled to only the reduced termination compensation provided in Section 7.5(b).

         7.5. TERMINATION COMPENSATION.--(a) Upon termination of Employee's employment for any reason whatsoever except pursuant to Section 7.1, whether by death, disability, end of the term set forth in section 3.0 or otherwise, Employee shall receive annual termination compensation equal to 50% of his "Average Salary". Average Salary shall mean the average of amounts of aggregate salary and bonuses received by Employee in a calendar year pursuant to Sections
5.1 and 5.2 during the term of his employment hereunder, but in no event shall Average Salary be less than the salary and bonuses he earned for calendar year 1985.

         (b) Unless termination is pursuant to Section 7.4, this annual termination compensation will be paid for the longer of (a) Employee's life or
(b) 10 years from the date of termination of Employee's employment. If Employee shall resign his employment pursuant to Section 7.4, his annual termination compensation shall be paid for a term of ten years.

         (c) The termination compensation shall be paid in bi-weekly installments commencing two weeks after the date of termination.

         7.6. DEATH FOLLOWING TERMINATION--In the event that Employee shall die after termination of this employment hereunder but prior to the payment of all amounts due to him hereunder, including his termination compensation under section 7.5, those amounts shall be paid to Employee's estate.

         8.0. RESTRICTIVE COVENANT--During the period commencing as of the date of this Agreement and ending on the day after the latest of (a) the date of the termination of Employee's employment pursuant to section 3.0 or section 7.0 or
(b) the date that his consulting term under section 6.2 shall end, so long as the Company has not breached this Agreement, Employee shall not, directly or indirectly, be a shareholder, principal, owner, officer, director, employee or agent of, or otherwise render services to, any bank, savings bank, savings and loan association, bank holding company, or savings and loan holding company other than the Company which either (i) has its principal office within the State of New Jersey or (ii) has a majority of its deposits located in the State of New Jersey, unles such engagement is with an affiliate of the Company or is approved by the boards of directors of the Company; and provided further that this Section 8.0 shall not prohibit or restrict in any way any relationship Employee now has or may in the future have with Wilshire Oil Company of Texas or any of its affiliates. Notwithstanding the above, Employee may be a shareholder of any such competing publicly-owned corporation, so long as he beneficially owns less that 5% of the outstanding shares of any class of stock of such corporation and his relationship with such corporation is limited to such ownership. The covenants of Employee contained in this Section
8.0 shall be for the benefit of any future subsidiary of Holding Company or of the Bank.

         9.0. SEVERABILITY.--If any provision of this Agreement, and in particular any obligation undertaken by Employee herein, is deemed invalid in any respect under applicable law, the provision shall, if possible, be enforced to the extent reasonable under the circumstances. To the extent that the provision or any part of the provision remains unenforceable, it shall be deemed not to constitute part of the Agreement. In any case, the remaining provisions of the Agreement shall not be affected, and shall remain valid and be enforced to the full extent allowed by law.

         10.0. SPECIFIC ENFORCEMENT.--

         10.1. Employee recognizes that the Company, at considerable cost and effort, has created substantial business and good will and acquired patronage, accouns and a customer base, all of which comprise valuable assets of the Company. Employee ackowledges that his failure to fulfill his obligations under
Section 8.0 of this Agreement would substantially and irreparably jeopardize the value of such assets, and that the remedies at law for any breach by him of his obligations would prove inadequate. Employee therefore agrees that the Company shall be entitled to sue in equity any breach or anticipated breach by him of
Section 8.0 of this Agreement, and he hereby waives the defense, in any such action or proceeding brought by the Company, that an adequate remedy at law exists.

         10.2. This section shall nor be deemed to limit the Company's right to any remedies to which it may be entitled under law, including the recovery of monetary damages from Employee.

         11.0. JOINT AND SEVERAL.--All obligations of the Bank and the Holding Company hereunder shall be joint and several. If any provision of this Agreement shall be deemed to be invalid or unenforceable as against any one of the Bank or the Holding Company, it shall nevertheless remain valid and enforeceable against the other.

         12.0. ACTION BY THE COMPANY.--Unless otherwise expressly provided herein any action by the "Company" referred to in this Agreement shall require the approval of the boards of directors of both the Holding Company and the Bank.

         13.0. WITHHOLDING OF TAXES.--Any payments to Employee, or to Employee's beneficiary or beneficiaries, or to Employee's estate, pursuant to the terms of this Agreement shall be reduced by such amounts as are required to be withheld with respect thereto under then applicable federal, state and local tax laws and regulations and other laws and regulations.

         14.0. GOVERNING LAW.--This Agreement shall be governed and interpreted in all respects in accordance with the laws of New Jersey.

         15.0. NOTICES.--Any notice required or permitted hereunder shall be in writing, and shall be deemed to have been given when hand delivered or sent by registered or certified mail, return receipt requested, addressed, as follows:

         if to the Company:    The TrustCompany Bancorporation
                               35 Journal Square
                               Jersey City, New Jersey 07306
                               Attn: Chief Personnel Officer

         if to the Employee:   Mr. Siggi B. Wilzig
                               340 Dwasline Road
                               Clifton, New Jersey 07012

or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner.

         16.0. AMENDMENT.--The provisions of this Agreement can be modified or amended only by a writing signed by both Employee and the Company.

         17.0. ENTIRE AGREEMENT.--This Agreement is the entire agreement of the parties pertaining to the subject matter hereof and supersedes and revokes all prior employment agreements between the parties.

         18.0. BINDING EFFECT; NONASSIGNMENT.--This Agreement shall inure to the benefit of Employee and his personal representatives, heirs and assigns. Employee may not delegate the performance of his obligations or assign his rights hereunder. This Agreement shall inure to the benefit of the Holding Company and the Bank, and the respective successors, but neither of them may assign its rights hereunder. This Agreement shall be binding upon the Holding Company and the Bank and their respective successors and assigns.

         19.0. ACKNOWLEDGMENT BY EMPLOYEE.--Employee represents and acknowledges that he has carefully reviewed all of the terms and obligations contained in this Agreement, and that he understands fully the character and extent of the restraints that the Agreement shall impose upon him, both during his employment and after its termination. Employee expressly agrees that the restraints are reasonable and necessary for the proper protection of the Company's business.

         20.0. ATTORNEYS FEE.--In the event that any dispute arises concerning the terms of this Agreement, Employee shall be entitled to reimbursement of all reasonable costs incurred by him in such dispute, including attorneys fees, if he shall by the prevailing party.

         21.0 SHAREHOLDER APPROVAL.--This Agreement shall be null and void ab initio unless the shareholders of the Holding Company approve the stock option grant set forth in Section 5.3 prior to November 1, 1986.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of November 1, 1985 on Match 18, 1986.



WITNESS:

                                         /s/ Siggi B. Wilzig
--------------------------------         -------------------------------------
                                         Siggi B. Wilzig


ATTEST:                                  THE TRUSTCOMPANY BANCORPORATION


/s/ John B. Bell                    By: /s/ John F. Love
--------------------------------        --------------------------------------
John H. Bell, Secretary                 John F. Love, Treasurer






ATTEST:                                 THE TRUST COMPANY OF NEW JERESY


/s/ John F. Love                    By: /s/ John H. Bell
--------------------------------        --------------------------------------
John F. Love, Senior                    John H. Bell, Executive
  Vice President                        Vice President

                EXTENSION AND AMENDMENT OF EMPLOYMENT AGREEMENT
                -----------------------------------------------

         THIS AGREEMENT ("Agreement") is made this 22nd day of December, 1992, by and between THE TRUSTCOMPANY BANCORPORATION, a New Jersey corporation ("Holding Company"), THE TRUST COMPANY OF NEW JERSEY, a New Jersey chartered bank ("Bank"), (Holding Company and Bank sometimes collectively, "Company"), and SIGGI B. WILZIG ("Employee").


                       W I T N E S S E T H   T H A T :

         WHEREAS, the Company and the Employee entered into an Employment Agreement dated as of November 1, 1985 ("Employment Agreement"); and

         WHEREAS, Section 3.0 of the Employment Agreement provides that the Employee's term of employment shall be for a period of seven years and six months, ending on April 30, 1993, unless sooner terminated pursuant to the provisions of the Employment Agreement ("Initial Term"); and

         WHEREAS, as of December 31, 1985, there were 27 branches of the Bank, total deposits were $1,045,470,000 and total assets were $1,184,674,000; and as of December 31, 1992, the number of branches of the Bank has grown by more than 30% to 38, total deposits and total assets have doubled to $2,166,899,000 and $2,367,422,000, respectively, and the value of the Holding Company's Stock has increased 2,000% over the last 10 years; and

         WHEREAS, in recognition of the phenomenal growth of the Company without acquisition or merger, the Employee's valuable contributions to the success of the Company, his unique expertise, and the continuing executive and administrative requirements of the Company, it is in the best interests of the Company to extend the Initial Term for an additional period of seven years and six months commencing on the first day after the expiration of the Initial Term ending on October 31, 2000 ("Extended Term"), and to amend certain other provisions of the Employment Agreement; and

         WHEREAS, the Employee has agreed to extend his term of employment for the Extended Term, unless sooner terminated pursuant to the provisions of the Employment Agreement and amended by this Agreement, and to devote his attention, expertise and efforts to the Company on the terms set forth herein and in the Employment Agreement; and

         WHEREAS, the Company and the Employee wish to amend the Employment Agreement on the terms and conditions set forth herein but only to the extent herein provided.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. AMENDMENT. Section 3.0 of the Employment Agreement is deleted in its entirety and is replaced with the following provision:

         "3.0. TERM.--The term of employment under this Agreement shall be for a period of seven years and six months, beginning as of May 1, 1993 and ending on October 31, 2000, unless sooner terminated pursuant to the provisions of Section 7.0 hereof."

         2. The first sentence of Section 5.1 of the Employment Agreement is hereby deleted and is replaced with the following provision:

         "5.1 SALARY. -- As partial consideration for the services rendered by Employee pursuant to this Agreement as an employee of the Company, the Company shall pay to Employee an annual base salary at a rate of not less than $300,000 per year, with Employee's actual salary to be determined by the boards of directors from time to time."

         3. Section 5.3 of the Employment Agreement has been satisfied in full and is therefore not applicable to the Extended Term.

         4. Section 5.4(b) of the Employment Agreement is hereby deleted in its entirety and is replaced with the following provision:

         "(b) The Company will continue to provide the Employee with a $3,200,000 life insurance policy payable to Employee's heirs or to his designee. The policy shall provide that the Company shall be reimbursed on Employee's death for premiums paid."

         5. The first sentence of Section 6.1 of the Employment Agreement is hereby deleted in its entirety and is replaced with the following first sentence:

         "6.1 ENGAGEMENT. -- In recognition of the Employee's exemplary past performance, commencing after the end of his employment set forth in
         Section 3.0 or upon the earlier termination of his employment pursuant to Section 7.4, the Company hereby engages Employee, and Employee in his sole discretion may elect to serve, as a consultant to the Company."

         6. Section 6.2 of the Employment Agreement is hereby amended by adding the following clause to the beginning of the Section as follows:

         "6.2 CONSULTING TERM. -- If Employee elects to serve as a consultant to the Company, . . . "

         7. The second sentence of Section 7.2 is hereby deleted in its entirety and is replaced with the following second sentence:

         "In such event, the Company shall pay to Employee's estate or to his designee the termination compensation set forth in Section 7.5"

         8. Section 7.4 of the Employment Agreement is hereby deleted in its entirety and is replaced with the following Section 7.4:

         "7.4 VOLUNTARY TERMINATION. -- (a) Employee shall have the option voluntarily to terminate his employment at any time before April 30, 1996 upon at least three months prior written notice to the Company; provided, however, that he shall thereupon be entitled to only the reduced termination compensation provided in Section 7.5(b).

             (b) Empoyee shall have the option voluntarily to terminate his employment at any time after April 30, 1996 and before October 31, 2000 upon at least three months prior written notice to the Company and he shall thereupon be entitled to the termination compensation provided in Section 7.5(b)."

         9. Section 7.5(b) of the Employment Agreement is hereby deleted in its entirety and is replaced with the following Section 7.5(b):

         "(b) Unless termination is pursuant to Section 7.4(a), this annual termination compensation will be paid for the longer of (1) Employee's life, or (2) 10 years from the date of termination of Employee's employment. If Employee shall resign his employment pursuant to Section 7.4(a), his annual termination compensation shall be paid for a term of ten years."

         10. Section 7.6 of the Employment Agreement is amended to add the following clause to the end of the Section:

         ". . . or to his designee."

         11. Section 21.0 of the Employment Agreement is deleted in its entirety.

         12. ENFORCEABILITY OF EMPLOYMENT AGREEMENT. The Company and Employee affirm the continuing validity of the Employment Agreement, as amended by this Agreement. Each warrants and represents to the other that except as expressly modified hereby, there has been no other modification of the Employment Agreement, whether oral or written, and that there are no rights, claims or causes of action of any nature that it/he has or may assert against the other with respect to the Employment Agreement, as amended.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement Dec. 22, 1992.

WITNESS                                     EMPLOYEE:

/s/ PETER J. O'BRIEN                        /s/ SIGGI B. WILZIG
------------------------------              -------------------------------
                                            Siggi B. Wilzig


ATTEST:                                     THE TRUSTCOMPANY BANCORPORATION


/s/ PETER J. O'BRIEN                        /s/ JOHN F. LOVE
-------------------------------             -------------------------------
Peter J. O'Brien, Secretary                 John F. Love, Treasurer


ATTEST:                                     THE TRUST COMPANY OF NEW JERSEY


/s/ PETER J. O'BRIEN                        /s/ JOHN F. LOVE
-------------------------------             -------------------------------
Peter J. O'Brien, Secretary                 John F. Love, Treasurer

                                SECOND AMENDMENT
                                       OF
                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT ("Agreement") is made this 27th day of February, 1995, by and between THE TRUST COMPANY OF NEW JERSEY, a New Jersey chartered bank (the "Bank"), THE TRUSTCOMPANY BANCORPORATION, a New Jersey corporation ("Former Holding Company" and, together with Bank, the "Company") and SIGGI B. WILZIG ("Employee").

                          W I T N E S S E T H   T H A T :

         WHEREAS, the Company and the Employee entered into an Employment Agreement dated as of November 1, 1985 ("Employment Agreement"); and

         WHEREAS, the Employment Agreement was amended by agreement dated December 22, 1992 to, among other things, extend the Employee's term of employment thereunder until October 31, 2000 followed by a three-year consultancy term, in order to assure the Bank of the Employee's continued valuable and unique services; and

         WHEREAS, the Board of Directors of the Bank and its compensation committee wish to further amend the Employment Agreement to extend the consultancy term thereunder in lieu of certain termination compensation provided for thereunder in order to assure the continuing exemplary services and dedication of the Employee; and

         WHEREAS, the Employee is willing to provide such services under the terms and conditions set forth therein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Section 2.2(c) is hereby amended by replacing the third line thereof with the following "chief executive officer and shall nominate Employee to serve as a director of the Bank and recommend his election to its shareholders."

         2. Section 6.0 of the Employment Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following:

                  6.0 CONSULTING.

                  6.1 ENGAGEMENT TERM. In recognition of Employee's exemplary past performance, the Bank hereby engages Employee, and Employee agrees to serve, as a consultant to the Bank for the term that shall commence upon the end of Employee's employment, as set forth in Section 3.0 and continue for ten years (the "Initial Consulting Term") unless earlier terminated pursuant to Section 7.0. At the end of the Initial
         Consulting Term, the Employee shall have the option to renew the consulting engagement for an additional ten year term (the "Extended Consulting Term") subject to the terms of this Agreement. Employee shall provide advice to the Bank as a consultant on policy matters with respect to decisions relating to the business and financial affairs of the Bank and the banking business in New Jersey generally and shall continue to promote the goodwill of the Bank through community, charitable, educational, civic, philanthropic and similiar types of activities, all of which shall be deemed to benefit the Bank. Such consulting services may be rendered in person at the corporate offices of the Bank, at any other mutually agreeable place or by telephone or correspondence; it is agreed, however, that such services (i) shall not require Employee's presence at the corporate offices of the Bank except at such times as may be mutually agreeable, and (ii) shall be consistent with permitting Employee to engage in his chosen post-employment activities, as well as to take such vacations as he may desire.

                  6.2 FEES. During the Initial Consulting Term and the Extended Consulting Term, as the case may be, Employee shall receive an annual fee equal to fifty percent (50%) of his Average Salary. "Average Salary" shall mean the average of amounts of aggregate salary and bonuses received by Employee in a calendar year pursuant to Section 5.1 and 5.2 during the term of his employment hereunder, but in no event shall Average Salary be less than the salary and bonus he earned for calendar year 1992." Such compensation shall be paid in bi-weekly installments.

         3. Section 7.4 of the Employment Agreement is hereby amended by deleting such section in its entirety.

         4. Section 7.5 of the Employment Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following:

                  7.5 TERMINATION COMPENSATION. Upon termination of Employee's employment by reason of Employee's death or disability, the Employee, or his estate or designee, as the case may be, shall receive termination compensation equal to fifty percent (50%) of his Average Salary through and including the final year of the Initial Consulting Term, or, if Employee's death or disability occurs during the Extended Consulting Term, through and including the final year of the Extended Consulting Term. In the case of Employee's death, such compensation shall be paid in a lump sum not later than the sixtieth (60th) day following the date of Employee's death. In the case of the Employee's disability, such compensation shall be paid in bi-weekly installments commencing two weeks after the date of termination by reason of such disability.

         5. Section 7.6 of the Employment Agreement is hereby amended by deleting such section in its entirety.

         6. ENFORCEABILITY OF EMPLOYMENT AGREEMENT. The Bank and Employee affirm the continuing validity of the Employment Agreement, as further amended by this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


WITNESS                                     EMPLOYEE:

/s/ ALAN WILZIG                             /s/ SIGGI B. WILZIG
------------------------------              -------------------------------
                                            Siggi B. Wilzig


ATTEST:                                     THE TRUST COMPANY OF NEW JERSEY


/s/ PETER J. O'BRIEN                        /s/ MICHAEL A. MARINELLI
-------------------------------             -------------------------------
Peter J. O'Brien, Secretary                 Michael A. Marinelli, E.V.P.


ATTEST:                                     THE TRUSTCOMPANY BANCORPORATION


/s/ PETER J. O'BRIEN                        /s/ JOHN F. LOVE
-------------------------------             -------------------------------
Peter J. O'Brien, Secretary                 John F. Love, Treasurer

                                 THIRD AMENDMENT
                                       OF
                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT ("Agreement") is made this 29th day of September, 2000, by and between THE TRUST COMPANY OF NEW JERSEY, a New Jersey chartered bank (the "Bank"), and SIGGI B. WILZIG ("Employee").

                          W I T N E S S E T H   T H A T :

         WHEREAS, the Bank, the Trustcompany Bancorporation ("Bancorp", former holding company of the Bank), and the Employee entered into an Employment Agreement dated as of November 1, 1985 ("Employment Agreement"); and

         WHEREAS, the Employment Agreement was extended and amended by Extension and Amendment of Agreement dated December 22, 1992 to, among other things, extend the Employee's term of employment until October 31, 2000 followed by a three-year consultancy term, in order to assure the Bank and Bancorp of the Employee's continued valuable and unique services; and

         WHEREAS, the Bank and Bancorp further amended the Employment Agreement by Second Amendment to Employment Agreement dated February 27, 1995 to, among other things, extend the consultancy term under the Employment Agreement, as amended, in lieu of certain termination compensation in order to assure the continuing exemplary services and dedication of the Employee; and

         WHEREAS,  the  Board of  Directors  of the  Bank  and its  Compensation
Committee now wish to further amend the Employment Agreement, as amended previously on December 22, 1992 and February 27, 1995, to extend Employee's term of employment for one additional year to October 31, 2001 in order to assure the continuance of Employee's outstanding services to the Bank; and

         WHEREAS, the Employee is willing to provide such services under the terms and conditions set forth therein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. AMENDMENT. Section 3.0 of the Employment Agreement, as amended, is deleted in its entirety and is hereby replaced with the following provision:

                  "3.0 TERM - The term of employment under this Agreement shall be for a period of eight years and six months, beginning as of May 1, 1993 and ending on October 31, 2001, unless sooner terminated pursuant to the provisions of Section 7.0 hereof."

         2. TRUSTCOMPANY BANCORPORATION. References in the Employment Agreement, as amended, to "Trustcompany Bancorporation" and the "Company" shall be deemed to refer to the Bank.

         3. ENFORCEABILITY OF EMPLOYMENT AGREEMENT. The Bank and Employee affirm the continuing validity of the Employment Agreement, as amended on December 22, 1992, February 27, 1995, and as further amended by this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


WITNESS:                                      EMPLOYEE:

/s/ Alan Wilzig                               /s/ Siggi B. Wilzig
---------------------------------             ----------------------------------
Alan Wilzig                                   Siggi B. Wilzig


ATTEST:                                       THE TRUST COMPANY OF NEW JERSEY

/s/ Peter J. O'Brien                          By: /s/ Donald R. Brenner
---------------------------------             ----------------------------------
Peter J. O'Brien, Secretary                   Donald R. Brenner

                                FOURTH AMENDMENT
                                       OF
                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT ("Agreement") is made as of this 26th day of October, 2001, by and between THE TRUST COMPANY OF NEW JERSEY, a New Jersey chartered bank (the "Bank" or the "Company"), and SIGGI B. WILZIG ("Employee").

                          W I T N E S S E T H   T H A T :

         WHEREAS, the Bank, the Trustcompany Bancorporation ("Bancorp", the former holding company of the Bank), and the Employee entered into an Employment Agreement dated as of November 1, 1985 ("Employment Agreement"); and

         WHEREAS, the Employment Agreement was extended and amended by Extension and Amendment of Agreement dated December 22, 1992 to, among other things, extend the Employee's term of employment until October 31, 2000 followed by a three-year consultancy term, in order to assure the Bank and Bancorp of the Employee's continued valuable and unique services; and

         WHEREAS, the Bank and Bancorp further amended the Employment Agreement by Second Amendment to Employment Agreement dated February 27, 1995 to, among other things, extend the consultancy term under the Employment Agreement, as amended, in lieu of certain termination compensation in order to assure the continuing exemplary services and dedication of the Employee; and

         WHEREAS, the Board of Directors of the Bank and its Compensation Committee further amended the Employment Agreement by Third Amendment of Employment Agreement dated September 29, 2000, as amended previously on December 22, 1992 and February 27, 1995, to extend Employee's term of employment for one additional year to October 31, 2001 in order to assure the continuance of Employee's outstanding services to the Bank; and

         WHEREAS, the Board of Directors of the Bank and its Compensation Committee, at meetings held in October 2001, concluded that the Employment Agreement, as amended previously on December 22, 1992, February 27, 1995 and September 29, 2000, should be further amended to, among other things, provide for a new definition of the term "Index Salary," delete the term "Average Salary", permit the voluntary resignation of Employee, set forth a new payment mechanism by which Employee, his designees or his heirs may be paid termination compensation, and to extend the Employee's term of employment for two additional years to October 31, 2003; and

         WHEREAS, the Employee is willing to provide such services under the terms and conditions set forth therein,

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Section 3.0 of the Employment Agreement, as amended, is deleted in its entirety and is hereby replaced with the following provision:

                  "3.0 TERM - The term of employment under this Agreement shall be for a period of ten years and six months, beginning as of May 1, 1993 and ending on October 31, 2003, unless sooner terminated pursuant to the provisions of Section 7.0 hereof."

            2. Section 6.2 of the Employment Agreement, as amended, is deleted in its entirety and is replaced with the following provision:

                  "6.2 FEES. During the first two (2) years of the Initial Consulting Term, Employee shall receive an annual fee equal to one hundred percent (100%) of the Index Salary, as defined below. From the third year through the tenth year of the Initial Consulting Term and during the Extended Consulting Term, as the case may be, Employee shall receive an annual fee equal to fifty percent (50%) of the Index Salary. Such compensation shall be paid in bi-weekly installments. For purposes of this Section 6 and this entire Employment Agreement, as amended, the term Index Salary shall mean the actual aggregate amount of salary, bonuses, incentive compensation, and any other W-2 remuneration received by Employee in calendar year 2000. "

            3. The last sentence of Section 7.3 of the Employment Agreement, as amended, is replaced in its entirety with the following sentence:

                  7.3 TERMINATION UPON DISABILITY.- "In such event, the Company shall pay to the Employee or his designees the termination compensation set forth in Section 7.5."

            4. The following Section 7.4 is hereby added to the Employment Agreement, as amended:

                  7.4 VOLUNTARY TERMINATION. - Employee shall have the option to voluntarily terminate his employment or any consulting term at any time after March 1, 2001 upon at least 15 days prior written notice to Company and shall thereupon be entitled to receive (either directly or by payment to his designees) the termination compensation set forth in Section 7.5."

            5. Section 7.5 of the Employment Agreement, as amended, is deleted in its entirety and is replaced with the following provision:

                  7.5 TERMINATION COMPENSATION.- Upon termination of Employee's employment or any consulting term by reason of Employee's death, disability, or voluntary termination (any such event, a "Trigger Event"), the Employee, his designees or estate, as the case may be, shall receive payments equal to one hundred percent (100%) of Employee's Index Salary for the first two
                  (2) years after a Trigger Event and thereafter fifty percent (50%) of Employee's Index Salary for the next eight (8) years after a Trigger Event. Payments shall be made in equal quarterly installments. Notwithstanding the foregoing, the Employee, his designee, or his estate, as the case may be, may elect to accelerate termination compensation payments up to the aggregate amount which is payable by the Company in any one year and in the subsequent year pursuant to the first sentence of this Section 7.5 ("Acceleration Feature"). Any such payments as are accelerated shall reduce the aggregate balance due and the number of installment payments outstanding, but shall not reduce the dollar amount of any unpaid installments. Conversely, Employee, his designee or his estate may elect to defer the distribution by the Company of any installments and in doing so may extend the pay-out of the termination compensation for a period of up to an additional five (5) years for a total pay-out period of up to fifteen
                  (15) years. Similarly, although the dates of installments may be extended and the Acceleration Feature remains unaltered, the aggregate dollar amount of the installments shall not be reduced.

            6. A new Section 21 is hereby added to the Employment Agreement, as amended:

                  21. PAYMENTS TO EMPLOYEE, HIS HEIRS OR DESIGNEES. The Employment Agreement, as amended from time to time, presently contemplates that various payments be made to the Employee's designees or estate, as the case may be. Employee requested that the concept of designees be added to the Employment Agreement, as amended, to provide him with greater flexibility in managing his personal affairs. To provide guidance to the Company as to the making of such payments, Employee shall delineate his designees in writing to the Secretary to the Board of Directors of the Company from time to time. In the event of Employee's failure to do so, the Company shall make payments to Employee during his lifetime and to his estate in the event of his death.

            7. ENFORCEABILITY OF EMPLOYMENT AGREEMENT. The Company and Employee affirm the continuing validity of the Employment Agreement, as amended on December 22, 1992, February 27, 1995, September 29, 2000, and as further amended by this Fourth Amendment.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Fourth Amendment as of the day and year first above written.

WITNESS:                                   EMPLOYEE:

/s/ Alan Wilzig                            /s/ Siggi B. Wilzig
---------------------------------          ------------------------------------
Alan Wilzig                                Siggi B. Wilzig

ATTEST:                                    THE TRUST COMPANY OF NEW JERSEY

/s/ Peter J. O'Brien                       By: /s/ Donald R. Brenner
---------------------------------          ------------------------------------
Peter J. O'Brien, Secretary

                                 FIFTH AMENDMENT
                                       OF
                              EMPLOYMENT AGREEMENT


      THIS AGREEMENT ("Agreement") is made as of this 26th day of September, 2002, by and between THE TRUST COMPANY OF NEW JERSEY, a New Jersey chartered bank (the "Bank" or the "Company"), and SIGGI B. WILZIG ("Employee").

                         W I T N E S S E T H   T H A T :

      WHEREAS, the Bank, the Trustcompany Bancorporation ("Bancorp", the former holding company of the Bank), and the Employee entered into an Employment Agreement dated as of November 1, 1985 ("Employment Agreement"); and

      WHEREAS, the Employment Agreement was extended and amended by Extension and Amendment of Agreement dated December 22, 1992 to, among other things, extend the Employee's term of employment until October 31, 2000 followed by a three-year consultancy term, in order to assure the Bank and Bancorp of the Employee's continued valuable and unique services; and

      WHEREAS, the Bank and Bancorp further amended the Employment Agreement by Second Amendment to Employment Agreement dated February 27, 1995 to, among other things, extend the consultancy term under the Employment Agreement, as amended, in lieu of certain termination compensation in order to assure the continuing exemplary services and dedication of the Employee; and

      WHEREAS, the Board of Directors of the Bank and its Compensation Committee further amended the Employment Agreement by Third Amendment of Employment Agreement dated September 29, 2000, as amended previously on December 22, 1992 and February 27, 1995, to extend Employee's term of employment for one additional year to October 31, 2001 in order to assure the continuance of Employee's outstanding services to the Bank; and

      WHEREAS, the Board of Directors of the Bank and its Compensation Committee further amended the Employment Agreement by Fourth Amendment of Employment Agreement dated as of October 26, 2001, as amended previously on December 22, 1992, February 27, 1995 and September 29, 2000, to, among other things, provide for a new definition of the term "Index Salary," delete the term "Average Salary", permit the voluntary resignation of Employee, set forth a new payment mechanism by which Employee, his designees or his heirs may be paid termination compensation, and to extend the Employee's term of employment for two additional years to October 31, 2003; and

      WHEREAS, the Board of Directors of the Bank and its Compensation Committee, at meetings held in July 2002, concluded that the Employment Agreement, as amended previously on December 22, 1992, February 27, 1995, September 29, 2000 and October 26, 2001, should be further amended to change Employee's title from Chief Executive Officer and President to Advisor to the President and to the Chief Executive Officer and to describe his duties associated with such position and to remove from the Employment Agreement, as amended, Employee's option to voluntarily terminate his employment or any consulting term.

      WHEREAS, the Employee is willing to provide such services under the terms and conditions set forth therein,

      NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Section 2.1 of the Employment Agreement, as amended, is deleted in its entirety and is hereby replaced with the following provision:

            "2.1 The Bank hereby agrees to employ Employee as Chairman of the Board of the Bank and as Advisor to the President and Chief Executive Officer of the Bank, and Employee hereby agrees to serve the Bank in such capacities, subject to the terms and conditions of this Agreement."

      2. Section 2.2 of the Employment Agreement, as amended, is deleted in its entirety and is hereby replaced with the following provisions:

                  "2.2(a)  The Board of  Directors  of the Bank each year  shall nominate Employee to serve as a director of the Bank, and shall recommend his election to its shareholders. "

                  "2.2(b)  The  Board  of  Directors  of the  Bank  shall  elect
            Employee each year as its Chairman of the Board."

      3. Section 4.1 of the Employment Agreement, as amended, is deleted in its entirety and is hereby replaced with the following provision:

            "Employee shall serve as Chairman of the Board of the Bank and as Advisor to the President and the Chief Executive Officer, with all responsibilities, powers, and duties as are usual and customary to one holding such offices, with such additional responsibilities, powers and duties consistent with such offices as may be assigned to him from time-to-time by the Board of Directors of the Bank and the President and Chief Executive Officer. By way of amplification and not of limitation, Employee shall, in his capacity as Advisor to the President and the Chief Executive Officer, provide insight and guidance respecting such matters relating to the Investment, Trust, Marketing and Lending Departments of the Bank, lending his expertise in the areas of pension funds and investments, stock and bond markets, interest rate fluctuation, portfolio investments and
            management,   rate   setting,   major  credit
            analysis, customer development and continuity, deposit relationships and government banking."

      4. Section 7.4 of the Employment Agreement, as amended, captioned "Voluntary Termination" is hereby deleted in its entirety.

      5. The first sentence of Section 7.5 of the Employment Agreement, as amended, is hereby deleted and is replaced with the following first sentence:

            "7.5 TERMINATION COMPENSATION.- Upon termination of Employee's employment or any consulting term by reason of Employee's death or disability (any such event, a "Trigger Event"), Employee, his designees or estate, as the case may be, shall receive payments equal to one hundred percent (100%) of Employee's Index Salary for the first two (2) years after a Trigger Event and thereafter, fifty percent (50%) of Employee's Index Salary for the next eight (8) years after Trigger Event."

      6. ENFORCEABILITY OF EMPLOYMENT AGREEMENT. The Company and Employee affirm the continuing validity of the Employment Agreement, as amended on December 22, 1992, February 27, 1995, September 29, 2000, October 26, 2001, and as further amended by this Fifth Amendment.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Fifth Amendment as of the day and year first above written.


WITNESS:                                      EMPLOYEE:

/s/ Alan Wilzig                               /s/ Siggi B. Wilzig
---------------------------------             ----------------------------------
Alan Wilzig                                   Siggi B. Wilzig

ATTEST:                                       THE TRUST COMPANY OF NEW JERSEY

/s/ Peter J. O'Brien                          By: /S/ Alan Wilzig
---------------------------------             ----------------------------------
Peter J. O'Brien, Secretary


                                      -3-